UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2015

G-III APPAREL GROUP, LTD.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-18183 (Commission File Number)	41-1590959 (IRS Employer Identification No.)

512 Seventh Avenue New York, New York (Address of principal executive offices)	10018 (Zip Code)

Registrant’s telephone number, including area code: (212) 403-0500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The Board of Directors of G-III Apparel Group, Ltd. (the “Company”) has rescheduled the Company’s 2015 Annual Meeting of Stockholders (the “Annual Meeting”) to June 30, 2015 at 10:00 a.m. New York time, from the previously announced date of June 9, 2015. In addition, the record date for the Annual Meeting was changed to May 26, 2015. The Annual Meeting will be held at the offices of Norton Rose Fulbright US LLP, 666 Fifth Avenue, New York, New York 10103.

The Annual Meeting was rescheduled due to a temporary administrative issue, relating to the Company’s recent 2-for-1 stock split, which has been resolved. Updated proxy materials and new proxy cards will be delivered to all stockholders in connection with the rescheduled Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2015	G-III APPAREL GROUP, LTD.

	By:	/s/ Neal S. Nackman
Name: Neal S. Nackman Title: Chief Financial Officer